FUNDX FLEXIBLE TOTAL RETURN FUND

Supplement dated November 30, 2016, to
Statutory Prospectus and Summary Prospectus
dated January 30, 2016

FundX Investment Group, LLC (the “Advisor”) to the FundX Flexible Total Return Fund (the “Fund”), has recommended, and the Board of Trustees has approved, the liquidation and termination of the Fund.  The Advisor’s recommendation was primarily based on its review of its entire fund lineup, the unfavorable economies of operating the Fund at its current size and the unlikelihood that the Fund would experience any meaningful growth in the near future based on the current investment climate.  The liquidation is expected to occur after the close of business on January 6, 2017.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective November 30, 2016, the Fund will no longer accept purchases of new shares.  In addition, after December 29, 2016, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by January 6, 2017 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to January 6, 2017 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 455-FUND [3863] or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Statutory Prospectus and Summary Prospectus.